                                                                    Exhibit 99.3

                        C SQUARE EDUCATIONAL ENTERPRISES
                            d/b/a UTAH CAREER COLLEGE
                              FINANCIAL STATEMENTS
                              MAY 31, 2005 and 2004

                               UTAH CAREER COLLEGE

                                    CONTENTS

                                                              Pages
                                                              ------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS              1

FINANCIAL STATEMENTS

     Balance Sheets                                           2 - 3

     Statements of Income                                       4

     Statements of Changes in Stockholders' Equity              5

     Statements of Cash Flows                                   6

     Notes to the Financial Statements                        7 - 10

SUPPLEMENTARY INFORMATION

     Report of Independent Certified Public Accountants on      11
         Supplementary Information

     Schedule of Operating Expenses                             12

     Report on Compliance and Internal Controls                 13

                         JERRY W.WANGSNESS & ASSOCIATES
                             ACCOUNTANTS & AUDITORS

                   30 East Minnesota Ave., Glenwood, MN 56334

Jerry W. Wangsness, CPA           320-634-3674                     Donna Stelter
Arleigh Lund, CPA               Fax 320-634-5255                   Shana Olson
Morey Monk, CPA                                                    Mary
Edinger

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheets of C Square Educational Enterprises (d/b/a Utah Career College), a Utah corporation, as of May 31, 2005 and 2004, and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the school's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States of America. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position for C Square Educational Enterprises (d/b/a Utah Career College) as of May 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying footnote 5 on the school's calculation of its Title IV 90/10 revenue test and footnote 4 on related party transactions are required by the U.S. Department of Education. This information is presented for purposes of additional analysis only and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated August 5, 2005 on our consideration of the school's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Sincerely,

/s/ Jerry Wangsness
--------------------
Jerry Wangsness, CPA
August 5, 2005

                               UTAH CAREER COLLEGE

                                 BALANCE SHEETS

                              May 31, 2005 and 2004

                                                      2005          2004
                                                   -----------   -----------
                     ASSETS

Current Assets

Cash                                               $ 1,167,980   $   914,574
Accounts receivable                                    197,186       126,489
Textbook inventory                                     111,204        32,005
Prepaid expenses                                        11,766         5,375
Prepaid income taxes                                    68,487         9,487
Due from affiliate: Minnesota School of Business             -       174,101
                                                   -----------   -----------

         Total current assets                        1,556,623     1,262,031

Property & Equipment - At Cost

Equipment                                              301,220     1,002,515
Leasehold improvements                                 172,729       116,695
Furniture & fixtures                                    27,136        20,092
                                                   -----------   -----------
                                                       501,085     1,139,302
Accumulated depreciation                              (275,185)     (975,700)
                                                   -----------   -----------

         Property & equipment, net                     225,900       163,602
                                                   -----------   -----------

TOTAL ASSETS                                       $ 1,782,523   $ 1,425,633
                                                   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                               UTAH CAREER COLLEGE

                                 BALANCE SHEETS

                              May 31, 2005 and 2004

                                                      2005          2004
                                                   -----------   -----------
            LIABILITIES & EQUITY

Current Liabilities

Accounts payable                                   $         -   $    49,339
Unearned tuition & student credit balances             616,145       418,967
Due to affiliate: Minnesota School of Business         135,513             -
                                                   -----------   -----------

     Total current liabilities                         751,658       468,306

EQUITY

Common stock                                            70,336        70,384
Additional paid-in capital                             258,338       266,690
Retained earnings                                      702,191       620,253
                                                   -----------   -----------

     Total equity                                    1,030,865       957,327
                                                   -----------   -----------

TOTAL LIABILITIES & EQUITY                         $ 1,782,523   $ 1,425,633
                                                   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                               UTAH CAREER COLLEGE

                              STATEMENTS OF INCOME

                    For the years ended May 31, 2005 and 2004

                                                      2005          2004
                                                   -----------   -----------
Revenue

     Tuition, books & fees                         $ 5,940,659   $ 4,821,004
     Miscellaneous income                              120,275        58,926
                                                   -----------   -----------

         Total revenue                               6,060,934     4,879,930

Operating expenses                                   5,030,496     3,635,729
                                                   -----------   -----------

         Income from operations                      1,030,438     1,244,201

Other income (expense)

     Management fees                                  (900,000)     (900,000)
                                                   -----------   -----------

Net income before taxes                                130,438       344,201

     Provision for income taxes                         48,500       122,013
                                                   -----------   -----------

         NET INCOME                                $    81,938   $   222,188
                                                   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                               UTAH CAREER COLLEGE

                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                    For the years ended May 31, 2005 and 2004

                           Common                Retained
                           Stock       APIC      Earnings      TOTAL
                          --------   ---------   ---------   ----------
Balance at June 1, 2003   $ 70,384   $ 266,690   $ 398,065   $  735,139

Net income                       -           -     222,188      222,188
                          --------   ---------   ---------   ----------

Balance at May 31, 2004     70,384     266,690     620,253      957,327

Net income                       -           -      81,938       81,938

Stock redemption               (48)     (8,352)          -       (8,400)
                          --------   ---------   ---------   ----------

Balance at May 31, 2005   $ 70,336   $ 258,338   $ 702,191   $1,030,865
                          ========   =========   =========   ==========

   The accompanying notes are an integral part of these financial statements.

                               UTAH CAREER COLLEGE

                            STATEMENTS OF CASH FLOWS

                    For the years ended May 31, 2005 and 2004

                                                         2005         2004
                                                      -----------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES

    Net income                                        $    81,938   $ 222,188
    Adjustments to reconcile net income to net
      cash provided by operating activities:
        Depreciation                                       57,651      79,745
        Changes in operating assets and liabilities
           Accounts receivable                            (70,697)    (31,743)
           Inventory                                      (79,199)    (26,739)
           Prepaid expenses                               (65,391)    (10,110)
           Due to/from affiliates                         309,614      14,215
           Accounts payable                               (49,339)      6,984
           Accrued liabilities                                  -    (123,325)
           Unearned tuition & credit balances             197,178     408,478
                                                      -----------   ---------

      Net cash provided by operating activities           381,755     539,693

CASH FLOWS FROM INVESTING ACTIVITIES

    Capital expenditures                                 (119,949)    (39,193)

CASH FLOWS FROM FINANCING ACTIVITIES

    Stock redemption                                       (8,400)          -
                                                      -----------   ---------

      Net change in cash                                  253,406     500,500

Cash at beginning of year                                 914,574     414,074
                                                      -----------   ---------

Cash at end of year                                   $ 1,167,980   $ 914,574
                                                      ===========   =========

Cash paid for income taxes                            $   107,500   $ 131,500
                                                      ===========   =========

   The accompanying notes are an integral part of these financial statements.

                               UTAH CAREER COLLEGE
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

C Square Educational Enterprises (d/b/a Utah Career College and hereafter referred to as the "Institution") is incorporated in the State of Utah. The Institution has one location in West Jordan, Utah and is accredited to award diplomas and Associate in Applied Science degrees by the Accrediting Commission for Career Schools and Colleges of Technology.

The Institution offers multiple career training courses including:

      -     Paralegal

      -     Legal Administration

      -     Business Administration

      -     Medical Assistant

      -     Massage Therapy

      -     Health & Exercise Science

      -     Veterinary Technology

      -     Health Information Technology

      -     Nursing

      -     Pharmacy Technology

      -     Advertising & Design

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash

At times, deposits at financial institutions may be in excess of insurance limits. Included with cash are deposits from student financial aid sources that have not been earned and thus are offset by the liability for unearned tuition and student credit balances.

Accounts Receivable

The Institution grants credit to students in the normal course of business, but generally does not require collateral or any other security to support amounts due. Management performs ongoing credit evaluations. The Institution maintains allowances for potential credit losses which, when realized, have generally been within management expectations.

Inventory

Inventory is stated at the lower of cost (first-in, first-out) or market.

Depreciation

Depreciation is provided in amounts sufficient to relate the cost of depreciable property to operations over their estimated useful lives. During 2005, the Institution disposed various fixed assets that were fully depreciated. Straight-line depreciation is used for financial reporting, and both straight-line and accelerated methods of depreciation are used for income tax reporting. The estimated useful lives are as follows:

Leasehold improvements                      Term of the lease
Furniture and fixtures                      7 years
Equipment                                   5 years

                               UTAH CAREER COLLEGE
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

Registration fees, book sales, vending income and other miscellaneous income are recognized upon receipt of cash. Tuition and lab fees are recognized when earned as the course progresses through the quarter. Tuition receivable represents unpaid tuition revenue at the end of the reporting period. Unearned tuition represents tuition received but not yet earned at the end of the reporting period.

Advertising and Marketing

The Institution expenses advertising and marketing expenses when incurred. Advertising and marketing costs were approximately $892,000 and $674,000 for the years ended May 31, 2005 and 2004.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

Reclassifications

Certain of the 2004 amounts have been reclassified to conform to the presentation in the 2005 financial statements.

NOTE 3 - BUILDING LEASE

The Institution leases its school facilities under a long-term operating lease, which commenced in October 2000. The lease requires minimum payments for the twenty-year period as follows:

Years 1 - 5           $202,995 annually
Years 6 - 10          $223,291 annually
Years 11 - 15         $245,620 annually
Years 16 - 20         $270,182 annually

The payments are required monthly and include an additional monthly building expense fee, which is currently $3,200 per month. The monthly building expense fee is subject to annual adjustment based on the related property taxes and insurance costs.

                               UTAH CAREER COLLEGE
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 - RELATED PARTY TRANSACTIONS

The Institution participates in Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education (USDE) pursuant to the Higher Education Act of 1965, as amended (HEA). The Institution must comply with the regulations promulgated under the HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.

Due to Affiliate - Minnesota School of Business (MSB) represents unpaid management fees totaling $135,513 at May 31, 2005. Due from Affiliate - Minnesota School of Business, totaling $174,101 at May 31, 2004, represents cash advances that are due on demand, unsecured and non-interest bearing.

The Institution pays management fees to MSB for administrative, accounting, educational and consulting services. During fiscal years 2005 and 2004, the Institution paid $900,000 to MSB each year for management fees.

This information is required by the USDE, is presented for purposes of additional analysis and is not a required part of the basic financial statements.

NOTE 5 - COMPLIANCE WITH 90/10 RULE

The Institution derives a substantial portion of its revenues from SFA received by its students under the Title IV programs administered by the USDE pursuant to the HEA. To continue to participate in the SFA programs the Institution must comply with the regulations promulgated under the HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than 90 percent from the Title IV programs. The failure of the Institution to meet the 90 percent limitation will result in the loss of the Institution's ability to participate in SFA programs. For the fiscal year ended May 31, 2005 the Institution received $4,743,444 of Title IV funds and total eligible cash receipts of $6,002,690, resulting in a percentage of 79%. For the fiscal year ended May 31, 2004 the Institution received $4,088,801 of Title IV funds and total eligible cash receipts of $4,848,187, resulting in a percentage of 84%. This information is required by the USDE, is presented for purposes of additional analysis and is not a required part of the basic financial statements.

NOTE 6 - STOCK REDEMPTION

During fiscal year 2005, the Institution redeemed 48 shares of stock from a minority stockholder for $8,400.

                               UTAH CAREER COLLEGE
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 7 - INCOME TAXES

The provision for income taxes consists of the following at May 31:

                    2005        2004
                  --------    --------
Federal           $ 42,000    $105,513

State                6,500      16,500
                  --------    --------

                  $ 48,500    $122,013
                  ========    ========

NOTE 8 - SUBSEQUENT EVENT

On July 1, 2005, the stockholders of the Institution executed a stock exchange agreement whereby all the shares of C Square Educational Enterprises were exchanged for shares of Broadview Media, Inc., a publicly-held Minnesota corporation controlled by the majority shareholder of the Institution. As a result of this transaction, the Institution is a wholly-owned subsidiary of Broadview Media, Inc. and its fiscal year-end changes from May 31 to March 31.

                         JERRY W.WANGSNESS & ASSOCIATES
                             ACCOUNTANTS & AUDITORS

                   30 East Minnesota Ave., Glenwood, MN 56334

Jerry W. Wangsness, CPA          320-634-3674                      Donna Stelter
Arleigh Lund, CPA              Fax 320-634-5255                     Shana Olson
Morey Monk, CPA                                                    Mary
Edinger

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
                            SUPPLEMENTARY INFORMATION

To the Stockholders
C Square Educational Enterprises (d/b/a Utah Career College)
West Jordan, Utah

Our audits were conducted for the purpose of expressing an opinion that the general-purpose financial statements present fairly, in all material respects the financial position of the C Square Educational Enterprises (d/b/a Utah Career College) as of May 31, 2005 and 2004. The supplementary information, which follows, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Sincerely,

/s/ Jerry Wangsness
---------------------------
Jerry Wangsness, CPA
August 5, 2005

                               UTAH CAREER COLLEGE

                               OPERATING EXPENSES

                    For the years ended May 31, 2005 and 2004

                                    2005           2004
                                 -----------    -----------
Salaries & wages                 $ 2,006,591    $ 1,551,860
Advertising & marketing              892,253        674,230
Rent                                 360,017        353,176
Textbook expense                     303,656        210,198
Corporate expenses                   198,652        129,403
Bad debts                            197,284         62,188
Payroll taxes                        187,176        142,608
Student materials                    139,771         88,854
Contract labor                       121,036          4,456
Professional fees                    101,181         17,014
Office supplies                       59,631         67,851
Depreciation                          57,651         79,745
Software                              54,125         17,163
Health insurance                      53,915         34,034
Insurance                             40,939          8,367
Miscellaneous administrative          34,940         42,242
Utilities                             32,586         25,590
Janitorial                            29,888         21,061
Sales tax                             27,677         28,084
Telephone                             27,205         26,504
Postage                               27,075              -
Distance education costs              22,320          1,170
Equipment lease                       13,047         16,879
Dues & subscriptions/licenses         12,557         10,798
Travel                                 7,273          4,758
Program development                    7,250              -
Payroll processing                     7,058          6,358
401(k) employer match                  4,505              -
Repairs & maintenance                  2,014          1,902
Employee education                     1,012          3,201
Tax penalties                            211          3,535
Transportation & parking                   -          2,500
                                 -----------    -----------
     Total operating expenses    $ 5,030,496    $ 3,635,729
                                 ===========    ===========

                         JERRY W.WANGSNESS & ASSOCIATES
                             ACCOUNTANTS & AUDITORS

                   30 East Minnesota Ave., Glenwood, MN 56334

Jerry W. Wangsness, CPA          320-634-3674                      Donna Stelter
Arleigh Lund, CPA              Fax 320-634-5255                     Shana Olson
Morey Monk, CPA                                                    Mary
Edinger

REPORT ON COMPLIANCE AND INTERNAL CONTROLS OVER FINANCIAL REPORTING BASED ON AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS

To the Stockholders
C Square Educational Enterprises (d/b/a Utah Career College)

We have audited the financial statements of C Square Educational Enterprises (d/b/a Utah Career College) as of and for the years ended May 31, 2005 and 2004, and have issued our report thereon dated August 5, 2005. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial units contained in Government Auditing Standards, issued by the Comptroller General of the United States of America.

COMPLIANCE

As part of obtaining reasonable assurance about whether the C Square Educational Enterprises (d/b/a Utah Career College) financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

INTERNAL CONTROL OVER FINANCIAL REPORTING

In planning and performing our audit, we considered C Square Educational Enterprises' (d/b/a Utah Career College) internal control over financial reporting in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily disclose all matters in internal control over financial reporting that might be material weaknesses. A material weakness is a condition in which the design or operation of one or more of internal control components does not reduce to a relatively low level the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control over financial reporting and its operation that we consider to be material weaknesses.

This report is intended solely for the information and use of the audit committee, management, and the U.S. Department of Education and is not intended to be and should not be used by anyone other than these specified parties.

Sincerely,

/s/ Jerry Wangsness
-----------------------
Jerry Wangsness, CPA
August 5, 2005